

SYNERGY RESOURCES CORPORATION

Corporate Presentation

February 2014

NYSE MKT: SYRG

Important Cautions Regarding Forward Looking Statements

SYNERGY RESOURCES CORPORATION

This presentation may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "believes," "expects," "anticipates," "intends," "plans," "estimates," "should," "likely" or similar expressions, indicates a forward-looking statement. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection as reflected in the forward-looking information. The identification in this press release of factors that may affect the company's future performance and the accuracy of forward-looking statements is meant to be illustrative and by no means exhaustive.

All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Factors that could cause the company's actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the success of the company's exploration and development efforts; the price of oil and gas; the worldwide economic situation; changes in interest rates or inflation; the ability of the company to transport gas; willingness and ability of third parties to honor their contractual commitments; the company's ability to raise additional capital, as it may be affected by current conditions in the stock market and competition in the oil and gas industry for risk capital; the company's capital costs, which may be affected by delays or cost overruns; costs of production; environmental and other regulations, as the same presently exist or may later be amended; the company's ability to identify, finance and integrate any future acquisitions; and the volatility of the company's stock price.

Executives & Management Team

SYNERGY RESOURCES CORPORATION

Edward Holloway, co-CEO
Ed has been President & CEO of Synergy since 2008. He has spent the past 32 years as an executive of oil and gas companies focused on the Wattenberg Field in the D-J Basin. He has built three companies in that time and sold each of them to larger, public companies. He is a past board member of the Denver Julesburg Petroleum Association and past president of the Colorado Oil and Gas Association.

William Scaff, Jr., co-CEO
Bill has been the co-executive leader of Synergy since 2008. He also has over 30 years of experience in the oil and gas industry. First as an Area Manager with Dresser Industries and then as a Regional Manager with Total Petroleum. He has been partners with Ed Holloway since 1985, and is a Board Trustee of Colorado/Wyoming Petroleum Marketers Association.

Frank (Monty) Jennings, Chief Financial Officer
Monty has over 20 years of accounting and finance experience, including oil & gas drilling, services, exploration and production. He joined Synergy full time in March 2011 after five years as CFO of Gold Resource Corporation (NYSE Amex: GORO), 10 years as CPA with Price Waterhouse Coopers in Houston, and 4 years as audit manager with The Walt Disney Companies. He received his MBA from Indiana University.

Craig Rasmuson, Chief Operating Officer
Craig joined Synergy in September 2008. His duties vary from overseeing the daily drilling and completion operations to organizing all field operations and coordinating all state and municipal permitting for our operations. He represents us in various capacities such as City and Town Council meetings and landowner leasing and surface use execution. He has worked in the DJ Basin since 2006 having worked with DCP Midstream and PDC Energy prior to joining Synergy.

Ron Morgenstern, Vice President of Land & Business Development
Ron joined Synergy in the spring of 2013, and has over 30 years of experience involving all phases of land and management of lease assets in various basins in the Rocky Mountains including the Williston, Powder River and DJ basins. For the past 11 years he was the Senior Landman for Bill Barrett Corporation, a Denver based oil and gas company, with significant operations in the DJ Basin.

Jon Kruljac, Vice President, Capital Markets & Investor Relations
Jon has been focused on small cap, Rocky Mountain based oil and gas companies since 1991 as an institutional salesman, energy investment banker and investor relations consultant. He began working with Synergy in 2009 assisting the company in accessing the capital markets and interfacing with Wall Street and our shareholders. He joined Synergy full time in March 2013.

Wattenberg Field & NE Extension Area Focus

- 50,000 net acre position in the Wattenberg Field and NE Wattenberg Extension area
- 97% of $189 million CAPEX budget focused in the Wattenberg Field
- All of our production and drilling to date has been in the oil and high liquids portion of the Wattenberg Field



Greater Wattenberg Area
NE Wattenberg Extension Area
WELD
MORGAN
BROOMFIELD
ADAMS
DENVER

Fiscal 2014 CAPEX Budget 8/31/2014

SYNERGY RESOURCES CORPORATION

- Total CAPEX Budget of $189 million
  - $127.5 million to drill 34 horizontal wells as operator
  - $22.5 million to participate in 5 net non-operated horizontal wells
  - $4 million for 6 operated vertical wells
  - ✓ $30 million for acquisitions
  - ✓ $5 million for land leasing
- CAPEX will be funded with cash on hand and cash flow from operations, proceeds from $6 warrants and borrowings on credit facility

✓ Completed

Strengths of the Wattenberg Field

SYNERGY RESOURCES CORPORATION

- Wattenberg Field is highly defined by over 17,000 vertical wells drilled since the 1970's
- Synergy has successfully completed 100% of its wells in the Wattenberg Field both vertical and horizontal
- Significant upside potential: Multiple pay zones with horizontal wells targeting the Niobrara A, B, & C Benches and Codell formation
- 50 to 100% Internal Rates of Return from Horizontal wells[1]
- Long life production and reserves: 30+ years
- Low lifting costs: under $5/BOE
- Takeaway capacity: Expanding in Rocky Mountain Region



SUSSEX
SHANNON
NIOBRARA
A-BENCH
B-BENCH
C-BENCH
CODELL
GREENHORN
J-SAND
3,600'
4,500'
4,800'
7,000'
7,300'
7,500'
7,800'
8,000'

> ***"We call it the 'magic of the short-cycle oil in the U.S. onshore.' It is the best you can get. If we could find 20 more Wattenbergs, we would probably quit drilling anything else."***
>
> \- John Ford, Manager of Wattenberg Field for Anadarko, Oil & Gas Investor, 3/12

(1) IRRs are management estimates and are derived from operating experience, offset operator activity, and other published industry information

Capitalizing on Horizontal Potential with 2 Rig Development Drilling Program

SYNERGY RESOURCES CORPORATION

- Rig #131 spudded 6 well Union Pad early January, 2014. 95% working interest
- Rig #17 on 6 well Phelps Pad expected initial production by April 30, 2014. 90% working interest
- Leffler Pad production commenced January 2014. Comprised of 5 Niobrara B and 1 Codell well. 99% working interest
- Renfroe Pad began producing in Sept. 2013. The 5 wells are comprised of 3 Niobrara B and 2 Codell wells. 99% working interest
- As a non-operator, have received 27 AFEs with average working interest of ~9.5% in fiscal 2014
- In addition to Renfroe & Leffler wells, there are 43 horizontal permits approved and 51 currently in process

Horizontal drilling allows multiple wells on a single pad that reach multiple zones, enhancing recovery of oil in place by 3 to 6 fold over vertical drilling



Single Pad
Niobrara A
Niobrara B
Niobrara C
Codell
Greenhorn
J-sand

Greater Wattenberg Area Leases & Pad Sites (25,200 net acres)

SYNERGY RESOURCES CORPORATION



Synergy Land Legend
Leasehold
WELD
Leffler (producing) 5 Niobrara B 1 Codell
Renfroe (producing) 3 Niobrara B 2 Codell
Union (drilling) Rig #131 6 Wells
Eberle (permitting) 6 Wells
Phelps (drilling) Rig#17 6 Wells

Renfroe Pad Initial Production Results

SYNERGY RESOURCES CORPORATION

- 90-day average production rate for 2 Codell wells 376 BOED, 67% oil
- 90-day average production rate for 3 Niobrara B Wells 321 BOED, 68% oil
- Average drilling and completion cost on Renfroe Pad under $3.6 MM per well, 99% WI



3rd Party Midstream Expansion - Wattenberg

SYNERGY RESOURCES CORPORATION

Gas Processing Capacity (all volumes MMcf/d)	Existing Capacity	2014 Additions	2015/2016 Additions	Total
DCP Midstream	520	50	460	1,030
Anadarko	540	300	300	1,140
Total	1,060	350	760	2,170

Crude Pipelines and Rail Projects	Capacity (Bbl/d)	Origination	Termination Hub	Timing
White Cliffs Expansion	75,000	Platteville, CO	Cushing, OK	Q3 – 2014
Plains Rail Facility Current loading capacity: 15,000 Bbl/d	35,000	Carr, CO		Q3 – 2015
Pony Express Pipeline	230,000	Guernsey, WY	Cushing, OK	Q4 – 2014
Pony Express DJ Lateral	90,000	Sterling, CO	Cushing, OK	Q1 – 2015
Total	430,000			

Additional NGL Capacity	Operator	Capacity (Bbl/d)	Termination Hub	Timing
Front Range Pipeline	Enterprise	150,000	Mt. Belvieu	Q2 - 2014

NE Wattenberg Extension Area (24,700 Net Acres)

SYNERGY RESOURCES CORPORATION



Synergy Land Legend
Leasehold
WELD
MORGA

Participating with Carrizo on 4 horizontal Niobrara extended laterals . 1st well spud Jan. 2014 16% working interest

Synergy operated D-Sand test well to be spudded by March 2014 35% working interest

Offset Operators (1)

Whiting Red Tail Project
16 Wells /960 DSU Nio A & B
Horsetail Pilot
32 Wells/960 DSU Nio A, B & C

Noble - East Pony 44K Net Acres
40 acre spacing confirmed 2013
Testing 24-32 wells per section 2014
Over 45% extended reach laterals

Whiting acquisition 32,000 net acres in townships
8 & 9 North 57 West
announced August 2013

Bill Barrett Corporation
53,875 net acres in Wattenberg & NE Wattenberg
Q3 2013 11 Wells 30 day IP: 560 BOE/d

Bonanza Creek
Testing 40 acre spacing
Hog Farm Purchase
$10,640 / net acre
Est. 313,000 BOE EUR/well

(1) All offset operator data sources from published presentations and acreage positions reflect approximations and not entire leasehold.

Proved Reserves and Resource Potential*

SYNERGY RESOURCES CORPORATION

* Management believes the Wattenberg Field acreage will support between 16 and 26 horizontal wells per 640 acres on a fully developed basis and have used a mid-point of 21 wells for illustrative purposes



$250M
$200M
$150M
$100M
$50M
$0M
Total 1P PV-10
$236 Million
PDP
PDNP
PUD
78% of PV-10 value is currently oil weighted
8/31/10
BOEs~1.4m
8/31/11
BOEs~4.4m
8/31/12
BOEs~10.7m
8/31/13
BOEs~13.8m(3)



Proved Reserves (8/31/2013) and Unrisked Potential (1)
270
240
210
180
150
120
90
60
30
Proved + Unrisked (1)
Potential:
247.1 Mmboe
Northern Extension
Codell
C Bench
A Bench
B Bench
27.6
52.8
40.9
20.1
91.9
13.8
13.8
Proved (Mmboe)
Total Upside

Proved Reserves: 13.8 Mmboe (8/31/2013) & Total Unrisked Potential of 233.3 Mmboe(1)

Project Area	Wells Per 640 DSU	Net Acres	Well Spacing (Acres)*	Total Potential Wells	NRI	NRI Wells	Per Well EUR (Mboe)(1)	Total Unrisked Potential (Mmboe)(1)
Wattenberg Field (4,500 ft. Laterals)								
Niobrara B Bench - Hz	9	25,200	71	354	80%	283	325	91.9
Niobrara A Bench - Hz	2	25,200	320	78	80%	62	325	20.1
Niobrara C Bench - Hz	4	25,200	160	157	80%	126	325	40.9
Codell - Hz(2)	6	20,200	106	176	80%	141	375	52.8
Total Wattenberg Field Potential	**21**			**765**				**205.7**
Northern Extension (4,500 ft. laterals)								
Niobrara - Hz	4	24,700	160	154	80%	123	225	27.6
Total Potential	**25**			**919**				**233.3**

(1) EURs and unrisked potential are management estimates based on experience in Wattenberg and publicly available information from other industry participants and are not intended to represent actual reserves. Third-party reserve report may differ.

(2) Codell net acres subtracts net vertical wells already drilled on 20 acre spacing. *(3) PV-10 Reserve Report (Ryder Scott 3rd Party Reserve Engineers)*

Production, Revenue and EBITDA Growth

SYNERGY RESOURCES CORPORATION


Annual Daily Net Production (BOE/d) FY ending 8/31
6000
5000
4000
3000
2000
1000
0
452
1,152
2,117
3,208
5,000+
2011
2012
2013
1Q 2014 Actual
2014 Est.


Revenue & Adjusted EBITDA
($ Millions)
Revenues
Adj. EBITDA
$10.0M
$6.3M
63%
$25.0M
$18.3M
73%
$46.2M
$33.8M
73%
$57.2M
$40.6M
70%
FY 2011
FY 2012
FY 2013
TTM

Revenue Mix & Average Sales Price



$25M
$20M
$15M
$10M
$5M
$0M
Revenue Mix: 81% Oil, 7% NGL, 12% Gas (11-30-13)
Oil
NGL
Gas
2Q Feb-12
3Q May-12
4Q Aug-12
1Q Nov-12
2Q Feb-13
3Q May-13
4Q Aug-13
1Q Nov-13

Average Sales Price per Quarter

Fiscal Quarters	2Q Feb-12	3Q May-12	4Q Aug-12	1Q Nov-13	2Q Feb-13	3Q May-13	4Q Aug-13	1Q Nov-13
Oil (Bbls)	$92.33	$91.21	$82.89	$81.03	$84.20	$83.98	$92.32	$93.06
Gas & Liquids (Mcf)	$4.09	$3.62	$2.82	$4.27	$4.77	$4.76	$5.06	$4.86
NGL Premium (%)	41%	48%	15%	35%	32%	34%	39%	35%
BOE	$62.65	$60.29	$57.78	$55.09	$58.70	$59.33	$64.35	$66.00

Key Stats: SYRG (NYSE MKT)

SYNERGY RESOURCES CORPORATION

Stock Price *(02/14/14)*	*$9.10*
52 Week High/Low	*$11.40-$6.03*
Shares Outstanding *(12/31/13)*	*76 M*
Public Float	*58 M*
Warrants Outstanding *(12/31/13)*	*4.3 M*
Options Outstanding *(12/31/13)*	*1.95 M*
Avg. Daily Vol. *(3 month)*	*569,000*
Market Capitalization	*$691 M*
Institutional Holdings	*50%*
Insider & Employee Holdings, est.	*14%*
Total Capital Raised *(net)*	*$180 M*

Sources: Capital IQ, SEC, Thomson Reuters, Company estimates

ttm = trailing twelve months

STI= short term investments

Revenue *(ttm)*	*$57.2 M*
Net Income *(ttm)*	*$13.5 M*
EPS *(ttm)*	*$0.20*
Cash & STI *11/30/13*	*$ 61 M*
Total Assets *11/30/13*	*$338 M*
Long Term Debt *11/30/13*	*$37 M*
Current Interest Rate	2.7%
Current Credit Facility	$300 M
Borrowing Base	*$90.0 M*
Fiscal 2014 CAPEX	*$189 M*
Founded	*2008*
Fiscal Year End	*August 31*

Company Highlights & Key Takeaways

SYNERGY RESOURCES CORPORATION

Fully Funded 2014 CAPEX Budget	Fiscal 2014 budget of ~$189 million to drill/participate in horizontal and vertical wells, additional leasehold, and acquisitions in the Wattenberg Field is fully funded with cash on hand, cash flow from revenues and borrowings on credit facility.
Significant Exposure to Wattenberg Field	~25,200 net acres in the oil and liquids portion of the Wattenberg Field in Weld County, CO. 826 net potential locations – 205.7 Mmboe of un-risked potential[1]. In addition to the Renfroe & Leffler wells, we have 43 horizontal permits approved and 51 currently in process.
Upside from Wattenberg Extension Area	~24,700 net acres in the Wattenberg Extension area in the Northern DJ Basin provides additional 154 net potential locations on 160 acre spacing and +27.6 Mmboe of un-risked potential[1]
Liquid Balance Sheet with Low Debt Level	Borrowing base increased to $90 million from $75 million on 12/20/13. Current liquidity of $53 million[2] on borrowing base as of December 31, 2013. Total current assets of $77 million as of November 30, 2013.
Operational Control	To date, operated 80% of our Wattenberg Field wells. Allows for control over timing and production, operating, and administrative costs.
Experienced Management Team	Senior management has an average of 30+ years of Wattenberg experience and have owned and operated over 300+ DJ Basin wells. Management and Directors own ~15% of the Company including options.

1. Management estimates. Derivation of unrisked potential provided on slide 13 does not represent actual reserves. *2. $37 million outstanding as of 12/31/13. Interest Rate 2.7%*

Appendix

Eastern Colorado and Nebraska Acreage

- Long-term leases in these areas provide significant development potential
- Eastern Colorado area has proven shallow Niobrara dry gas production
- Nebraska acreage flanks the Central Kansas Uplift; highly prospective for Pennsylvanian and Mississippian formations


SEDGWICK
LOGAN
PHILLIPS
WASHINGTON
YUMA
Perkins
Chase
Hayes
Dundy
Hitchcock
NE
CO
KS

Nebraska 160,000 Net Acres

SYNERGY RESOURCES CORPORATION

- 3D Seismic application is yielding strong results to vertical wells by Forestar Group Inc. (FOR – NYSE) a public company, and numerous private companies including Berexco LLC, Murfin Drilling Company, and Central Operating Inc.
- Synergy has long term leases with approximately 7 years average remaining term and attractive 85% Net Revenue Interest
- Forestar estimates 40-50K BOE EUR per well, 100% IRR, PV-10 value $1.1m per well*

*Illustrative economics from August 2013 corporate presentation


NE
Perkins
Chase
Hayes
Dundy
Hitchcock
Offset Operator Producing Wells

Multiple Stacked Play


Type Log
Pennsylvanian
Upper
Shawnee Group
Douglas Group
Lansing Group
Kansas City Group
Middle
Marmaton Group
Cherokee Group
Mississippian
Meramecian
Osagean
Kinderhookian
Ordovician
Viola
Simpson Group
Arbuckle Group
Cambrian
Basal Sand
Granite Wash
Precambrian
Upper Penn
Cherokee
Mississippian Lime

Eastern Colorado 61,000 Net Acres

SYNERGY RESOURCES CORPORATION

- Proven dry gas field, economic above $4/mcf
- Participating as a non-operator in 2 wells in fiscal 2014
- Area has existing infrastructure and gas processing
- Numerous deeper exploratory tests being drilled by other operators



WASHINGTON
YUMA
Offset Operator Permitted Wells

Capitalization

- Shares Outstanding: 76 M
- Warrants Outstanding:

    4.3M @ $6, expiring on 12/31/14

  Management and Employee Options Outstanding:

    As of 11/30/2013 1.95 M shares with an average price of $5.27

  Current Public Float: ~ 58 M shares
- Officer, Director & Employee Ownership: ~14%
- Institutional Ownership: ~ 50%
- $37 million drawn on reserve based credit facility at 2.7% interest rate

Hedging Summary

SYNERGY RESOURCES CORPORATION

- The company's commodity derivative contracts as of November 30, 2013 are summarized below:

2014 Hedges

Contract Type	Counterparty	Quantity (BbL/Month)	Quantity per term	Strike Price	Term
Swap	BP Energy Company	1,840	22,080	$90.80	Jan 1, 2014 - Dec 31, 2014
Swap	BP Energy Company	2,000	24,000	$90.11	Jan 1, 2014 - Dec 31, 2014
Swap	BP Energy Company	5,000	60,000	$90.50	Jan 1, 2014 - Dec 31, 2014
Swap	BP Energy Company	15,000	30,000	$98.00	Jan 1, 2014 - Feb 28, 2014
Collar	BP Energy Company	1,840	22,080	$85.00-$98.50	Jan 1, 2014 - Dec 31, 2014
Collar	Shell Trading Risk Management	5,000	10,000	$87.00-$98.50	Jan 1, 2014 - Feb 28, 2014
Collar	Shell Trading Risk Management	20,000	200,000	$87.00-$96.25	Mar 1, 2014 - Dec 31, 2014
	Total Bbls Hedged 2014		368,160		
	Average barrels hedged per month	30,680			
	Average 2014 Hedge Price	$ 92.22			

2015 Hedges

Contract Type	Counterparty	Quantity (BbL/Month)	Quantity per term	Strike Price	Term
Collar	BP Energy Company	7,000	42,000	$80.00 - $92.50	Jan 1, 2015 - Jun 30, 2015
Collar	Shell Trading Risk Management	2,500	15,000	$80.00 - $95.75	Jan 1, 2015 - Jun 30, 2015
Collar	Shell Trading Risk Management	9,000	54,000	$80.00 - $92.25	Jul 1, 2015 - Dec 31, 2015
	Total Bbls Hedged 2015		111,000		
	Average barrels hedged per month	9,250			
	Average Hedge price	$ 86.75			

Disclosure on Derivative Instruments:

The Company has entered into commodity derivative instruments utilizing price swaps to reduce the effect of price changes on a portion of future oil production. The Company's commodity derivative instruments are measured at fair value and are included in the condensed consolidated balance sheet as derivative assets and liabilities.

All derivative positions are carried at their fair value on the condensed balance sheet and are marked-to-market at the end of each period. Both the unrealized and realized gains and losses resulting from the contract settlement of derivatives are recorded in the gain on derivatives line on the condensed statement of operations.

The Company has a master netting agreement on each of the individual oil contracts and therefore the current asset and liability are netted on the condensed balance sheet and the non-current asset and liability are netted on the condensed balance sheet.

Sell-Side Research Coverage

SYNERGY RESOURCES CORPORATION

Firm	Analyst
Brean Capital	Raymond Deacon
Euro Pacific Equities	Joel Musante, CFA
Global Hunter Securities	Mike Kelly
Iberia Capital Partners	David Beard, CFA
Johnson Rice & Co.	Welles Fitzpatrick
Key Banc	Jack Aydin
Mizuho Securities USA Inc.	John Malone, Ph.D.
Northland Capital Markets	Jared Lewis
Roth Capital Partners	Joe Reagor
Stifel	Michael Scialla
SunTrust Robinson Humphrey	Ryan Oatman
Wunderlich Securities	Irene Haas

Please note that any opinions, estimates or forecasts regarding Synergy Resources performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Synergy Resources or its management. Synergy Resources does not by its reference above imply its endorsement of or concurrence with such information, conclusions or recommendations. This list includes analysts currently known by Synergy Resources to follow the company, but may not be complete and may change as firms add or delete coverage. Synergy Resources does not undertake any duty to update this information or any information provided by third parties.